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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                             reported) March 3, 2003

                          Long Beach Acceptance Corp.

-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                     Delaware                                333-75958                   33-0660404
-------------------------------------------------  ----------------------------  -----------------------
  (State or Other Jurisdiction of Incorporation)     (Commission File Number)         (I.R.S. Employer


              One Mack Centre Drive
               Paramus, New Jersey                                                          07652
     (Address of Principal Executive Offices)                                    ------------------------
                                                                                         (Zip Code)

        Registrant's telephone number, including area code (201) 262-5222
                                                          -------------------

                                    No Change
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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



         Item 5.           Other Events
                           ------------

                  In connection with the offering of Long Beach Acceptance Auto Receivables Trust 2003-A, Asset-Backed Notes, Series 2003-A, certain "Computational Materials", dated March 3, 2003, within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
                           -----------------------------------------------------


         (a)      Not applicable


         (b)      Not applicable


         (c)      Exhibit 99.1.  Related Computational Materials (as defined in
                  Item 5 above).

                                   SIGNATURES


                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   LONG BEACH ACCEPTANCE CORP.
                                   -------------------------------------
                                            Registrant and on behalf of
                                            Long Beach Acceptance Auto
                                            Receivables Trust 2003-A


                                                By:   /s/ Stephen W. Prough
                                                      ----------------------
                                                      Name:  Stephen W. Prough
                                                      Title:   President and
                                                               Chairman of the
                                                               Board




Dated:  March 3, 2003

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT NO.                DESCRIPTION
-----------                -----------
99.1                       Related Computational Materials (as defined
                           in Item 5 above).